Exhibit 99.2

Fourth-quarter 2025 Detailed Supplemental Information

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and other income
Sales and other operating revenues	13,848	13,620	13,041	14,236	54,745	16,517	14,004	15,031	13,392	58,944
Equity in earnings of affiliates	421	403	441	440	1,705	392	315	345	283	1,335
Gain (loss) on dispositions	93	(5)	(2)	(35)	51	79	317	3	332	731
Other income	114	118	124	96	452	113	104	143	178	538
Total revenues and other income	14,476	14,136	13,604	14,737	56,953	17,101	14,740	15,522	14,185	61,548

Costs and expenses
Purchased commodities	5,334	4,858	4,747	5,073	20,012	6,188	5,085	5,857	5,195	22,325
Production and operating expenses	2,015	2,164	2,261	2,311	8,751	2,506	2,572	2,632	2,621	10,331
Selling, general and administrative expenses	178	164	186	630	1,158	191	250	271	181	893
Exploration expenses	112	102	70	71	355	117	81	71	138	407
Depreciation, depletion and amortization	2,211	2,334	2,390	2,664	9,599	2,746	2,838	2,917	2,999	11,500
Impairments	—	34	—	46	80	1	1	10	14	26
Taxes other than income taxes	555	536	476	520	2,087	551	572	525	498	2,146
Accretion on discounted liabilities	80	80	80	85	325	94	95	94	95	378
Interest and debt expense	205	198	189	191	783	205	232	223	195	855
Foreign currency transactions (gain) loss	(18)	9	(28)	(13)	(50)	30	(3)	(6)	(10)	11
Other expenses	(4)	(2)	(2)	189	181	6	—	—	14	20
Total costs and expenses	10,668	10,477	10,369	11,767	43,281	12,635	11,723	12,594	11,940	48,892
Income (loss) before income taxes	3,808	3,659	3,235	2,970	13,672	4,466	3,017	2,928	2,245	12,656
Income tax provision (benefit)	1,257	1,330	1,176	664	4,427	1,617	1,046	1,202	803	4,668
Net income (loss)	2,551	2,329	2,059	2,306	9,245	2,849	1,971	1,726	1,442	7,988

Net income per share of common stock (dollars)
Basic	2.16	1.99	1.77	1.90	7.82	2.23	1.56	1.38	1.17	6.36
Diluted	2.15	1.98	1.76	1.90	7.81	2.23	1.56	1.38	1.17	6.35

Weighted-average common shares outstanding (in thousands)*
Basic	1,177,921	1,168,198	1,161,318	1,207,421	1,178,920	1,273,350	1,257,512	1,245,253	1,232,575	1,252,042
Diluted	1,180,320	1,170,299	1,163,227	1,209,163	1,180,871	1,274,879	1,258,998	1,246,854	1,233,956	1,253,446
*Ending common shares outstanding is 1,225,168 as of December 31, 2025, compared with 1,235,718 as of September 30, 2025.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	468	495	370	473	1,806	466	182	191	162	1,001

Lower 48	1,766	1,626	1,588	1,658	6,638	2,238	1,781	1,585	1,040	6,644

Canada	236	347	35	322	940	337	199	248	193	977

Europe, Middle East and North Africa	1,081	917	976	1,069	4,043	1,341	830	1,003	870	4,044

Asia Pacific	517	539	528	350	1,934	375	397	398	235	1,405

Corporate and Other	(260)	(265)	(262)	(902)	(1,689)	(291)	(372)	(497)	(255)	(1,415)

Consolidated	3,808	3,659	3,235	2,970	13,672	4,466	3,017	2,928	2,245	12,656

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
EFFECTIVE INCOME TAX RATES

Alaska*	26.1%	27.4%	27.6%	25.4%	26.6%	29.8%	26.0%	32.0%	14.3%	27.0%

Lower 48	21.8%	22.6%	21.9%	21.9%	22.0%	20.0%	21.5%	21.7%	19.7%	20.8%

Canada	23.6%	24.6%	30.9%	23.5%	24.2%	24.1%	25.2%	24.1%	23.2%	24.1%

Europe, Middle East and North Africa	71.9%	72.5%	69.5%	68.6%	70.6%	68.8%	71.4%	67.4%	72.4%	69.7%

Asia Pacific	0.9%	17.8%	13.7%	10.7%	10.9%	17.1%	16.8%	22.5%	7.5%	16.9%

Corporate and Other	33.7%	7.3%	13.4%	73.9%	47.8%	12.7%	24.9%	5.8%	46.4%	19.6%

Consolidated	33.0%	36.3%	36.4%	22.3%	32.4%	36.2%	34.7%	41.0%	35.8%	36.9%
*Alaska including taxes other than income taxes	42.5%	42.5%	42.8%	39.3%	41.7%	37.8%	56.6%	58.8%	51.7%	49.2%

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
$ Millions
EARNINGS BY SEGMENT

Alaska	346	360	267	353	1,326	327	135	130	138	730

Lower 48	1,381	1,259	1,241	1,294	5,175	1,790	1,399	1,240	835	5,264

Canada	180	261	25	246	712	256	149	188	148	741

Europe, Middle East and North Africa	304	251	298	336	1,189	419	237	327	241	1,224

Asia Pacific	512	444	455	313	1,724	311	330	309	217	1,167

Corporate and Other	(172)	(246)	(227)	(236)	(881)	(254)	(279)	(468)	(137)	(1,138)

Consolidated	2,551	2,329	2,059	2,306	9,245	2,849	1,971	1,726	1,442	7,988

SPECIAL ITEMS

Alaska	—	—	—	—	—	58	—	(26)	(11)	21

Lower 48	66	—	—	(70)	(4)	93	207	(74)	187	413

Canada	—	—	—	—	—	—	—	(18)	45	27

Europe, Middle East and North Africa	—	—	—	—	—	—	—	(1)	(13)	(14)

Asia Pacific	76	—	—	—	76	—	—	—	(5)	(5)

Corporate and Other	—	—	(22)	(29)	(51)	19	(29)	(162)	(24)	(196)

Consolidated	142	—	(22)	(99)	21	170	178	(281)	179	246
Detailed reconciliation of these items is provided on page 5.

ADJUSTED EARNINGS

Alaska	346	360	267	353	1,326	269	135	156	149	709

Lower 48	1,315	1,259	1,241	1,364	5,179	1,697	1,192	1,314	648	4,851

Canada	180	261	25	246	712	256	149	206	103	714

Europe, Middle East and North Africa	304	251	298	336	1,189	419	237	328	254	1,238

Asia Pacific	436	444	455	313	1,648	311	330	309	222	1,172

Corporate and Other	(172)	(246)	(205)	(207)	(830)	(273)	(250)	(306)	(113)	(942)

Consolidated	2,409	2,329	2,081	2,405	9,224	2,679	1,793	2,007	1,263	7,742

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	26.1%	27.4%	27.6%	25.4%	26.6%	30.8%	26.0%	30.7%	15.9%	27.2%

Lower 48	21.7%	22.6%	21.9%	21.9%	22.0%	22.5%	21.1%	21.9%	18.6%	21.5%

Canada	23.6%	24.6%	30.9%	23.5%	24.2%	24.1%	25.2%	24.1%	22.7%	24.1%

Europe, Middle East and North Africa	71.9%	72.5%	69.5%	68.6%	70.6%	68.8%	71.4%	67.3%	72.4%	69.7%

Asia Pacific	15.6%	17.8%	13.7%	10.7%	14.8%	17.1%	16.8%	22.5%	8.5%	17.1%

Corporate and Other	33.7%	7.3%	12.4%	33.4%	22.4%	13.4%	25.3%	(4.7)%	49.8%	19.3%

Consolidated	35.3%	36.3%	36.2%	34.1%	35.5%	37.9%	35.6%	39.0%	38.1%	37.7%

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
$ Millions
DETAILED SPECIAL ITEMS

Alaska
Transaction, integration and restructuring expenses	—	—	—	—	—	—	—	(34)	(16)	(50)
Pending claims and settlements	—	—	—	—	—	77	—	—	—	77
Subtotal before income taxes	—	—	—	—	—	77	—	(34)	(16)	27
Income tax provision (benefit)	—	—	—	—	—	19	—	(8)	(5)	6
Total	—	—	—	—	—	58	—	(26)	(11)	21

Lower 48
Transaction, integration and restructuring expenses	—	—	—	(43)	(43)	(16)	(4)	(100)	(6)	(126)
Impairments	—	—	—	(47)	(47)	—	—	—	—	—
Gain (loss) on asset sales	86	—	—	—	86	64	274	—	291	629
Pending claims and settlements	—	—	—	—	—	—	—	—	(40)	(40)
Subtotal before income taxes	86	—	—	(90)	(4)	48	270	(100)	245	463
Income tax provision (benefit)	20	—	—	(20)	—	(45)	63	(26)	58	50
Total	66	—	—	(70)	(4)	93	207	(74)	187	413

Canada
Gain (loss) on contingent liability measurement⁴	—	—	—	—	—	—	—	—	60	60
Transaction, integration and restructuring expenses	—	—	—	—	—	—	—	(24)	(1)	(25)
Subtotal before income taxes	—	—	—	—	—	—	—	(24)	59	35
Income tax provision (benefit)	—	—	—	—	—	—	—	(6)	14	8
Total	—	—	—	—	—	—	—	(18)	45	27

Europe, Middle East and North Africa
Transaction, integration and restructuring expenses	—	—	—	—	—	—	—	(2)	(45)	(47)
Income tax provision (benefit)	—	—	—	—	—	—	—	(1)	(32)	(33)
Total	—	—	—	—	—	—	—	(1)	(13)	(14)

Asia Pacific
Transaction, integration and restructuring expenses	—	—	—	—	—	—	—	—	(8)	(8)
Income tax provision (benefit)¹	(76)	—	—	—	(76)	—	—	—	(3)	(3)
Total	76	—	—	—	76	—	—	—	(5)	(5)

Corporate and Other
Pending claims and settlements	—	—	—	16	16	46	—	—	—	46
Transaction, integration and restructuring expenses	—	—	(28)	(471)	(499)	(37)	(54)	(117)	(27)	(235)
Other corporate charges	—	—	—	—	—	—	—	(82)	—	(82)
Gain (loss) on interest rate hedge²	—	—	—	35	35	15	18	(6)	(9)	18
Gain (loss) on asset sale	—	—	—	—	—	—	—	—	6	6
Gain (loss) on debt extinguishment	—	—	—	(173)	(173)	—	—	—	—	—
Subtotal before income taxes	—	—	(28)	(593)	(621)	24	(36)	(205)	(30)	(247)
Income tax provision (benefit)³	—	—	(6)	(564)	(570)	5	(7)	(43)	(6)	(51)
Total	—	—	(22)	(29)	(51)	19	(29)	(162)	(24)	(196)

Total Company	142	—	(22)	(99)	21	170	178	(281)	179	246
¹Includes a tax adjustment in 1Q24 related to Malaysia deepwater investment tax incentive.
²Interest rate hedging gain (loss) from PALNG Phase 1 investment.
³Includes a tax adjustment related to the Marathon Oil acquisition and a deferred tax adjustment related to finalization of federal income tax regulations related to foreign currency in 4Q24.
⁴Related to our Surmont acquisition.

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	5,574	4,294	5,221	5,607	5,607	6,309	4,901	5,260	6,497	6,497
Short-term investments	487	1,723	1,571	507	507	926	439	996	484	484
Accounts and notes receivable	5,458	5,307	4,815	6,695	6,695	6,400	5,701	5,744	5,813	5,813
Inventories	1,443	1,447	1,496	1,809	1,809	1,844	1,897	1,721	1,873	1,873
Prepaid expenses and other current assets	759	963	881	1,029	1,029	1,427	1,001	2,163	865	865
Total current assets	13,721	13,734	13,984	15,647	15,647	16,906	13,939	15,884	15,532	15,532
Investments and long-term receivables	9,132	9,304	9,192	9,869	9,869	10,008	10,361	10,074	10,185	10,185
Net properties, plants and equipment	69,907	70,226	70,725	94,356	94,356	94,316	95,242	93,498	93,239	93,239
Other assets	2,588	2,730	2,798	2,908	2,908	3,024	3,057	3,016	2,983	2,983
Total assets	95,348	95,994	96,699	122,780	122,780	124,254	122,599	122,472	121,939	121,939

Liabilities
Accounts payable	5,138	5,156	5,190	6,044	6,044	7,349	6,517	6,245	6,218	6,218
Short-term debt	1,113	1,312	1,314	1,035	1,035	608	414	1,016	1,020	1,020
Accrued income and other taxes	2,116	2,016	2,473	2,460	2,460	2,919	1,742	1,939	1,835	1,835
Employee benefit obligations	405	516	627	1,087	1,087	652	710	1,020	1,136	1,136
Other accruals	1,391	1,324	1,161	1,498	1,498	1,801	1,603	1,789	1,763	1,763
Total current liabilities	10,163	10,324	10,765	12,124	12,124	13,329	10,986	12,009	11,972	11,972
Long-term debt	17,304	17,040	16,990	23,289	23,289	23,176	23,115	22,466	22,424	22,424
Asset retirement obligations and accrued environmental costs	7,141	7,238	7,337	8,089	8,089	8,146	8,225	8,264	8,214	8,214
Deferred income taxes	8,776	8,927	8,986	11,426	11,426	11,483	11,766	12,109	12,237	12,237
Employee benefit obligations	967	990	945	1,022	1,022	999	999	950	969	969
Other liabilities and deferred credits	1,672	1,730	1,795	2,034	2,034	1,883	1,936	1,751	1,636	1,636
Total liabilities	46,023	46,249	46,818	57,984	57,984	59,016	57,027	57,549	57,452	57,452

Equity
Common stock issued
Par value	21	21	21	23	23	23	23	23	23	23
Capital in excess of par	61,300	61,381	61,430	77,529	77,529	77,554	77,643	77,701	77,728	77,728
Treasury stock	(66,974)	(68,005)	(69,184)	(71,152)	(71,152)	(72,666)	(73,899)	(75,186)	(76,217)	(76,217)
Accumulated other comprehensive income (loss)	(5,917)	(5,961)	(5,845)	(6,473)	(6,473)	(6,394)	(5,902)	(6,074)	(5,911)	(5,911)
Retained earnings	60,895	62,309	63,459	64,869	64,869	66,721	67,707	68,459	68,864	68,864
Total equity	49,325	49,745	49,881	64,796	64,796	65,238	65,572	64,923	64,487	64,487
Total liabilities and equity	95,348	95,994	96,699	122,780	122,780	124,254	122,599	122,472	121,939	121,939

	2024					2025
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
CASH FLOW INFORMATION

Cash flows from operating activities
Net income (loss)	2,551	2,329	2,059	2,306	9,245	2,849	1,971	1,726	1,442	7,988
Depreciation, depletion and amortization	2,211	2,334	2,390	2,664	9,599	2,746	2,838	2,917	2,999	11,500
Impairments	—	34	—	46	80	1	1	10	14	26
Dry hole costs and leasehold impairments	19	29	—	(2)	46	61	24	20	76	181
Accretion on discounted liabilities	80	80	80	85	325	94	95	94	95	378
Deferred taxes	87	124	38	118	367	(71)	149	354	117	549
Distributions more (less) than income from equity affiliates	308	56	181	19	564	(19)	(93)	389	(77)	200
(Gain) loss on dispositions	(93)	5	2	35	(51)	(79)	(317)	(3)	(332)	(731)
Other	(66)	76	(28)	148	130	(115)	53	(141)	(16)	(219)
Net working capital changes	(112)	(148)	1,041	(962)	(181)	648	(1,236)	512	—	(76)
Net cash provided by operating activities	4,985	4,919	5,763	4,457	20,124	6,115	3,485	5,878	4,318	19,796

Cash flows from investing activities
Capital expenditures and investments	(2,916)	(2,969)	(2,916)	(3,317)	(12,118)	(3,378)	(3,286)	(2,866)	(3,023)	(12,553)
Working capital changes associated with investing activities	169	4	22	107	302	827	(276)	(63)	58	546
Acquisition of businesses, net of cash acquired	49	—	—	(73)	(24)	—	—	—	—	—
Proceeds from asset dispositions	173	5	39	44	261	635	706	291	1,616	3,248
Net sales (purchases) of investments	405	(1,199)	195	1,014	415	(400)	392	(548)	501	(55)
Other	(21)	8	2	25	14	(30)	3	7	(2)	(22)
Net cash used in investing activities	(2,141)	(4,151)	(2,658)	(2,200)	(11,150)	(2,346)	(2,461)	(3,179)	(850)	(8,836)

Cash flows from financing activities
Net issuance (repayment) of debt	(505)	(58)	(44)	1,217	610	(547)	(259)	(45)	(62)	(913)
Issuance of company common stock	(61)	4	(9)	(12)	(78)	(52)	(3)	(10)	(35)	(100)
Repurchase of company common stock	(1,325)	(1,021)	(1,167)	(1,950)	(5,463)	(1,500)	(1,222)	(1,274)	(1,022)	(5,018)
Dividends paid	(924)	(915)	(910)	(897)	(3,646)	(998)	(984)	(975)	(1,038)	(3,995)
Other	(10)	(53)	(68)	(127)	(258)	(40)	(15)	(20)	(1)	(76)
Net cash used in financing activities	(2,825)	(2,043)	(2,198)	(1,769)	(8,835)	(3,137)	(2,483)	(2,324)	(2,158)	(10,102)

Effect of exchange rate changes	(73)	4	41	(105)	(133)	83	65	(2)	7	153

Net change in cash, cash equivalents and restricted cash	(54)	(1,271)	948	383	6	715	(1,394)	373	1,317	1,011
Cash, cash equivalents and restricted cash at beginning of period	5,899	5,845	4,574	5,522	5,899	5,905	6,620	5,226	5,599	5,905
Cash, cash equivalents and restricted cash at end of period	5,845	4,574	5,522	5,905	5,905	6,620	5,226	5,599	6,916	6,916
Restricted cash is included in the "Other assets" and "Prepaid expenses and other current assets" lines of our Consolidated Balance Sheet.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	720	691	691	1,092	3,194	1,046	986	753	822	3,607

Lower 48	1,616	1,649	1,653	1,592	6,510	1,814	1,704	1,571	1,613	6,702

Canada	152	131	136	132	551	165	144	152	132	593

Europe, Middle East and North Africa	219	227	248	327	1,021	274	356	293	271	1,194

Asia Pacific	45	90	100	135	370	54	64	70	154	342

Corporate and Other	164	181	88	39	472	25	32	27	31	115
Total capital expenditures and investments	2,916	2,969	2,916	3,317	12,118	3,378	3,286	2,866	3,023	12,553
Capitalized interest included in total capital expenditures and investments	50	58	66	74	248	80	92	102	110	384

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
TOTAL SEGMENTS

Production
Total (MBOED)	1,902	1,945	1,917	2,183	1,987	2,389	2,391	2,399	2,320	2,375

Crude Oil (MBD)
Consolidated operations	928	942	945	1,058	969	1,153	1,144	1,133	1,102	1,133
Equity affiliates	16	13	12	12	13	13	11	13	13	12
Total	944	955	957	1,070	982	1,166	1,155	1,146	1,115	1,145

NGL (MBD)
Consolidated operations	271	287	302	355	304	394	418	428	405	411
Equity affiliates	8	8	8	7	8	8	6	8	8	8
Total	279	295	310	362	312	402	424	436	413	419

Bitumen (MBD)
Consolidated operations	129	133	87	139	122	143	144	123	123	133
Total	129	133	87	139	122	143	144	123	123	133

Natural Gas (MMCFD)
Consolidated operations	2,035	2,123	2,149	2,486	2,200	2,840	2,855	2,941	2,796	2,859
Equity affiliates	1,267	1,247	1,232	1,188	1,233	1,230	1,150	1,226	1,220	1,206
Total	3,302	3,370	3,381	3,674	3,433	4,070	4,005	4,167	4,016	4,065

Industry Prices
Crude Oil ($/BBL)
WTI	76.96	80.57	75.10	70.27	75.72	71.42	63.74	64.93	59.14	64.81
WCS	57.57	66.96	61.56	57.71	60.95	58.75	53.52	54.54	47.95	53.69
Brent dated	83.24	84.94	80.18	74.69	80.76	75.66	67.82	69.07	63.69	69.06
JCC ($/BBL)	92.29	84.19	87.58	85.98	87.51	78.31	78.84	74.92	72.20	76.07
Natural Gas ($/MMBTU)
Henry Hub first of month	2.25	1.89	2.15	2.79	2.27	3.65	3.44	3.07	3.55	3.43

Average Realized Prices
Total ($/BOE)	56.60	56.56	54.18	52.37	54.83	53.34	45.77	46.44	42.46	47.01

Crude Oil ($/BBL)
Consolidated operations	78.67	81.31	76.78	71.01	76.74	71.61	64.21	66.12	60.15	65.58
Equity affiliates	76.94	80.34	76.11	73.57	76.76	75.57	65.87	67.56	66.47	68.94
Total	78.64	81.30	76.77	71.04	76.74	71.65	64.23	66.13	60.22	65.62

NGL ($/BBL)
Consolidated operations	23.35	21.84	21.16	23.31	22.43	24.86	20.51	18.71	18.59	20.59
Equity affiliates	52.09	49.83	49.91	54.63	51.53	52.34	48.93	44.39	40.10	46.20
Total	24.25	22.60	21.93	23.93	23.19	25.40	20.98	19.20	19.02	21.07

Bitumen ($/BBL)
Consolidated operations	44.30	54.59	47.32	45.56	47.92	45.29	39.43	41.58	36.52	40.74
Total	44.30	54.59	47.32	45.56	47.92	45.29	39.43	41.58	36.52	40.74

Natural Gas ($/MCF)
Consolidated operations	2.91	1.88	1.99	3.52	2.61	4.76	2.99	3.11	2.74	3.40
Equity affiliates	8.26	7.98	8.41	8.31	8.22	7.56	6.91	7.00	5.87	6.83
Total	5.02	4.22	4.42	5.12	4.69	5.62	4.16	4.28	3.72	4.44

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Exploration Expenses ($ Millions)
Dry holes	19	25	—	(4)	40	43	6	—	41	90
Leasehold impairment	—	4	—	2	6	18	18	20	35	91
Total noncash expenses	19	29	—	(2)	46	61	24	20	76	181
Other (G&A, G&G and lease rentals)	93	73	70	73	309	56	57	51	62	226
Total exploration expenses	112	102	70	71	355	117	81	71	138	407

U.S. exploration expenses	66	42	22	28	158	42	55	47	66	210
International exploration expenses	46	60	48	43	197	75	26	24	72	197

DD&A ($ Millions)
Alaska	324	321	309	345	1,299	355	361	327	356	1,399
Lower 48	1,432	1,557	1,640	1,813	6,442	1,904	2,003	2,079	2,135	8,121
Canada	158	166	147	168	639	131	143	142	140	556
Europe, Middle East and North Africa	180	175	189	217	761	219	198	245	250	912
Asia Pacific	110	107	97	111	425	119	118	113	110	460
Corporate and Other	7	8	8	10	33	18	15	11	8	52
Total DD&A	2,211	2,334	2,390	2,664	9,599	2,746	2,838	2,917	2,999	11,500

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	180	170	162	179	173	184	182	164	178	177
Lower 48	553	575	603	677	602	753	761	761	722	749
Canada	18	17	15	16	17	17	20	17	15	17
Norway	68	68	70	72	69	68	54	66	64	63
Libya	50	51	40	52	48	60	59	60	60	60
Equatorial Guinea	—	—	—	3	1	8	7	8	8	8
Europe, Middle East and North Africa	118	119	110	127	118	136	120	134	132	131
China	32	34	34	32	33	36	34	32	32	34
Malaysia	27	27	21	27	26	27	27	25	23	25
Asia Pacific	59	61	55	59	59	63	61	57	55	59
Total consolidated operations	928	942	945	1,058	969	1,153	1,144	1,133	1,102	1,133
Equity affiliates	16	13	12	12	13	13	11	13	13	12
Total	944	955	957	1,070	982	1,166	1,155	1,146	1,115	1,145

NGL (MBD)
Consolidated operations
Alaska	14	14	14	16	15	16	15	12	15	15
Lower 48	247	264	278	327	279	363	389	401	375	382
Canada	6	6	7	6	6	6	6	7	7	6
Norway	4	3	3	4	4	4	3	3	3	3
Equatorial Guinea	—	—	—	2	—	5	5	5	5	5
Europe, Middle East and North Africa	4	3	3	6	4	9	8	8	8	8
Total consolidated operations	271	287	302	355	304	394	418	428	405	411
Equity affiliates	8	8	8	7	8	8	6	8	8	8
Total	279	295	310	362	312	402	424	436	413	419

Bitumen (MBD)
Canada	129	133	87	139	122	143	144	123	123	133
Total	129	133	87	139	122	143	144	123	123	133

Natural Gas (MMCFD)
Consolidated operations
Alaska	42	36	37	41	39	48	48	36	34	41
Lower 48	1,479	1,597	1,596	1,827	1,625	2,080	2,146	2,198	2,050	2,119
Canada	100	121	121	117	115	109	124	134	133	125
Norway	329	301	323	361	329	353	302	324	340	330
Libya	29	27	28	27	28	30	31	33	33	32
Equatorial Guinea	—	—	—	54	14	155	150	149	141	149
Europe, Middle East and North Africa	358	328	351	442	371	538	483	506	514	511
Malaysia	56	41	44	59	50	65	54	67	65	63
Asia Pacific	56	41	44	59	50	65	54	67	65	63
Total consolidated operations	2,035	2,123	2,149	2,486	2,200	2,840	2,855	2,941	2,796	2,859
Equity affiliates	1,267	1,247	1,232	1,188	1,233	1,230	1,150	1,226	1,220	1,206
Total	3,302	3,370	3,381	3,674	3,433	4,070	4,005	4,167	4,016	4,065

Total (MBOED)
Consolidated operations
Alaska	201	190	182	202	194	208	205	182	199	199
Lower 48	1,046	1,105	1,147	1,308	1,152	1,462	1,508	1,528	1,439	1,484
Canada	170	176	129	180	164	184	191	169	167	177
Norway	127	121	127	136	128	131	107	123	124	121
Libya	55	56	44	57	53	65	64	66	65	65
Equatorial Guinea	—	—	—	14	3	39	37	38	36	38
Europe, Middle East and North Africa	182	177	171	207	184	235	208	227	225	224
China	32	34	34	32	33	36	34	32	32	34
Malaysia	36	34	28	37	34	38	36	36	34	36
Asia Pacific	68	68	62	69	67	74	70	68	66	70
Total consolidated operations	1,667	1,716	1,691	1,966	1,761	2,163	2,182	2,174	2,096	2,154
Equity affiliates	235	229	226	217	226	226	209	225	224	221
Total	1,902	1,945	1,917	2,183	1,987	2,389	2,391	2,399	2,320	2,375

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	83.59	86.44	81.32	75.88	81.73	76.58	70.87	72.72	66.63	71.79
Lower 48	75.51	78.72	74.73	68.74	74.17	69.47	61.90	63.71	57.46	63.18
Canada	64.40	68.90	61.99	62.49	64.47	62.41	55.48	55.80	46.92	55.35
Norway	85.36	83.96	79.75	76.44	81.09	75.80	68.78	70.89	66.27	70.52
Libya	84.11	85.44	83.48	72.92	81.08	75.45	68.59	70.10	63.76	69.40
Equatorial Guinea	—	—	—	60.01	60.01	59.91	52.66	43.47	50.34	52.81
Europe, Middle East and North Africa	84.83	84.62	80.88	74.57	80.92	74.60	67.48	69.46	64.17	68.95
China	80.59	82.16	77.78	73.36	78.67	74.65	68.03	70.05	63.52	69.33
Malaysia	89.40	91.70	85.13	78.95	87.06	79.69	71.54	73.95	68.47	73.32
Asia Pacific	85.05	86.47	80.84	75.64	82.42	76.64	69.65	71.72	65.68	71.05
Total consolidated operations	78.67	81.31	76.78	71.01	76.74	71.61	64.21	66.12	60.15	65.58
Equity affiliates	76.94	80.34	76.11	73.57	76.76	75.57	65.87	67.56	66.47	68.94
Total	78.64	81.30	76.77	71.04	76.74	71.65	64.23	66.13	60.22	65.62

NGL ($/BBL)
Consolidated operations
Lower 48	22.67	21.57	20.64	23.09	22.02	24.84	20.52	18.81	18.76	20.64
Canada	35.47	27.01	28.11	27.97	29.59	27.96	20.63	20.98	20.94	22.54
Norway	46.32	39.60	46.08	47.56	45.50	45.58	39.02	39.00	30.15	41.39
Equatorial Guinea	—	—	—	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Europe, Middle East and North Africa	46.32	39.60	46.08	31.53	40.29	23.76	20.24	10.09	4.29	16.53
Total consolidated operations	23.35	21.84	21.16	23.31	22.43	24.86	20.51	18.71	18.59	20.59
Equity affiliates	52.09	49.83	49.91	54.63	51.53	52.34	48.93	44.39	40.10	46.20
Total	24.25	22.60	21.93	23.93	23.19	25.40	20.98	19.20	19.02	21.07

Bitumen ($/BBL)
Canada	44.30	54.59	47.32	45.56	47.92	45.29	39.43	41.58	36.52	40.74
Total	44.30	54.59	47.32	45.56	47.92	45.29	39.43	41.58	36.52	40.74

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.91	4.03	3.98	3.75	3.90	3.87	3.80	3.86	3.75	3.81
Lower 48	1.57	0.32	0.18	1.39	0.87	2.65	1.60	1.62	1.09	1.74
Canada	1.01	0.36	0.10	0.80	0.54	1.35	0.71	0.37	1.69	1.02
Norway	9.02	9.89	11.19	13.96	11.11	14.86	11.65	11.22	10.43	12.08
Libya	6.39	6.23	6.05	6.11	6.20	5.68	5.64	4.98	4.79	5.25
Equatorial Guinea	—	—	—	9.84	9.84	11.10	7.41	9.50	8.24	9.30
Europe, Middle East and North Africa	8.81	9.59	10.76	13.01	10.70	13.16	10.21	10.31	9.47	10.87
Malaysia	3.68	3.98	3.62	3.72	3.74	3.67	3.70	3.60	3.41	3.59
Asia Pacific	3.68	3.98	3.62	3.72	3.74	3.67	3.70	3.60	3.41	3.59
Total consolidated operations	2.91	1.88	1.99	3.52	2.61	4.76	2.99	3.11	2.74	3.40
Equity affiliates	8.26	7.98	8.41	8.31	8.22	7.56	6.91	7.00	5.87	6.83
Total	5.02	4.22	4.42	5.12	4.69	5.62	4.16	4.28	3.72	4.44

	2024					2025
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(172)	(246)	(227)	(236)	(881)	(254)	(279)	(468)	(137)	(1,138)

Detail of Corporate and Other Earnings (Loss), net of tax ($ Millions)
Net interest expense	(93)	(89)	(79)	(118)	(379)	(111)	(139)	(152)	(92)	(494)
Corporate G&A expenses	(105)	(78)	(99)	(434)	(716)	(110)	(147)	(163)	(66)	(486)
Technology*	(24)	(44)	(32)	(37)	(137)	(18)	(22)	(88)	(16)	(144)
Other	50	(35)	(17)	353	351	(15)	29	(65)	37	(14)
Total	(172)	(246)	(227)	(236)	(881)	(254)	(279)	(468)	(137)	(1,138)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Corporate and Other Interest Expense, before-tax ($ Millions)
Incurred interest	(255)	(256)	(255)	(265)	(1,031)	(285)	(324)	(325)	(305)	(1,239)
Capitalized interest*	50	58	66	74	248	80	92	102	110	384
Interest and debt expense	(205)	(198)	(189)	(191)	(783)	(205)	(232)	(223)	(195)	(855)
Interest income	101	95	105	93	394	74	65	60	104	303
Net interest expense	(104)	(103)	(84)	(98)	(389)	(131)	(167)	(163)	(91)	(552)
*Capitalized interest represents interest from external borrowings which is capitalized on major projects with an expected construction period of one year or longer.

Debt
Total debt ($ Millions)	18,417	18,352	18,304	24,324	24,324	23,784	23,529	23,482	23,444	23,444
Debt-to-capital ratio (%)	27%	27%	27%	27%	27%	27%	26%	27%	27%	27%

Equity ($ Millions)	49,325	49,745	49,881	64,796	64,796	65,238	65,572	64,923	64,487	64,487

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGLs	Natural Gas Liquids
WCS	Western Canadian Select
WTI	West Texas Intermediate

Units of Measurement
BBL	Barrel
BOE	Barrel of Oil Equivalent
MMBBL	Million of Barrels
MBD	Thousand of Barrels per Day
MBOED	Thousand of Barrels of Oil Equivalent per Day
MCF	Thousand Cubic Feet
MMBTU	Million British Thermal Units
MMCFD	Million Cubic Feet per Day